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                  MARINE PRODUCTS CORPORATION AND SUBSIDIARIES


EXHIBIT 32.1


                           MARINE PRODUCTS CORPORATION
                  Form 10-Q - Quarter Ended September 30, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Richard A. Hubbell, certify that, to the best of my knowledge:

     The Form 10-Q of Marine Products Corporation, for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Marine Products Corporation for the periods presented.



                                      /s/ Richard A. Hubbell
                                      ----------------------
Date: October 31, 2003                Richard A. Hubbell
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)